UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PHOTONIC PRODUCTS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHOTONIC PRODUCTS GROUP, INC.

181 Legrand Avenue

Northvale, New Jersey 07647

Notice of Annual Meeting of Shareholders

To be held on Tuesday, June 3, 2008

To The Shareholders of Photonic Products Group, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PHOTONIC PRODUCTS GROUP, INC. (the “Company”) will be held at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, NY 10020, on Tuesday, June 3, 2008 at 10:00 a.m. for the following purposes:

1.     To approve a change to the Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to change the term of the Directors, commencing with the two Directors standing for election at this meeting, to a term of one year.

2.     To elect two Directors, to hold office for a term of one year if Item 1 is approved.

3.     To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on Friday, April 4, 2008, as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting.  Whether or not you expect to be present at the Annual Meeting, you are requested to complete and sign the enclosed proxy and return it in the enclosed envelope as promptly as possible.  Shareholders who are present at the meeting may revoke their proxies and vote in person.  We hope you will attend.

By Order of the Board of Directors

William J. Foote, Secretary
Northvale, New Jersey
April 29, 2008

PHOTONIC PRODUCTS GROUP, INC.

181 Legrand Avenue

Northvale, NJ 07647

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

June 3, 2008

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of PHOTONIC PRODUCTS GROUP, INC., a New Jersey corporation with its principal offices at 181 Legrand Avenue, Northvale, New Jersey 07647 (the “Company”), to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, NY 10020 on Tuesday, June 3, 2008 at 10:00 a.m.  This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about April 29, 2008.

Shareholders Entitled to Vote

Only shareholders of record at the close of business on April 4, 2008, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting.  At the close of business on the record date, there were 10,908,341 shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), outstanding and entitled to vote at the meeting.  Each share is entitled to one vote.

The presence in person or by proxy of owners of a majority of the outstanding shares of the Company’s Common Stock will constitute a quorum for the transaction of business at the Company’s Annual Meeting.  Assuming that a quorum is present, the approval of the change in the Corporation’s Certificate of Incorporation will require the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company’s Common Stock and the election of two Directors, to hold office for one year, if Proposal 1 is approved, will require the vote of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting.

For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast “for” are included.  Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.  With respect to the proposal to amend the Certificate of Incorporation, abstentions and broker non-votes will count as votes against, since two-thirds of the outstanding shares must approve the amendment.  Owners of Common Stock are not entitled to cumulative voting in the election of directors.

Voting:  Revocation of Proxies

A form of proxy is enclosed for use at the Annual Meeting if a shareholder is unable to attend in person.  Each proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company by filing a later dated proxy with the Secretary at any time prior to its exercise or by voting at the meeting.  The presence at the meeting of a stockholder who has given a proxy does not revoke the proxy unless the stockholder files a notice of revocation or votes by written ballot.  All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy.  If no specification is given, the shares will be voted in favor of the amendment to the Certificate of Incorporation and in favor of the Board’s nominees for director described in this Proxy Statement.

Costs of Solicitation

The entire cost of soliciting these proxies will be borne by the Company.  In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their expenses in so doing.  If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

PROPOSAL ONE

AMENDMENT OF CERTIFICATE OF INCORPORATION TO

CHANGE THE TERM OF DIRECTORS

We are seeking the approval of our stockholders for proposed amendments to Article IV of our Restated Certificate of Incorporation to phase out the present classified terms of our directors and provide instead for the annual election of all directors.  Under the present, staggered board structure, our directors are divided into three classes, with each class to serve for its original appointed one, two or three year term and each class elected thereafter to serve three-year terms.

If the proposed amendments are approved by the necessary vote of stockholders, directors elected prior to the annual meeting will serve out the balance of their terms and directors elected at the annual meeting or at any future annual meeting or to fill a vacancy on the Board will be elected for a one-year term that will expire at the following annual meeting or until their successor is elected and qualified, and the classification of our board will be completely eliminated beginning with our 2010 annual meeting.  If the proposed amendments are not approved by the necessary vote of stockholders, our Board of Directors will remain classified and the Class I directors elected at this annual meeting will serve for a three year term that will expire at our 2011 annual meeting or until their successors are elected and qualify.  Specifically, it is proposed that Article IV of the Restated Certificate of Incorporation be changed to read as follows:

“Article IV

The number of directors of the Corporation shall be specified in the by-laws of the Corporation and fixed from time to time by the Board.

Except as otherwise provided by law, each director shall be elected at the annual meeting of the shareholders to serve a one-year term and until his or her successor is elected and qualified; provided, however, that any director who prior to the annual meeting of shareholders in 2008 was elected to a term that continues beyond the date of the annual meeting of shareholders in 2008, shall continue in office for the remainder of his or her elected term or until his or her earlier death, resignation or removal.”

If the proposed amendments in this Item 1 are approved by the necessary vote of holders of two-thirds of our Common Stock, we will file an amendment to our Restated Certificate of Incorporation with the State of New Jersey immediately following the shareholders’ meeting and prior to the election of directors under Proposal 2.

Unless you instruct us via proxy to vote differently, we will vote valid proxies FOR the approval of the proposed amendments.

Classified, or staggered, boards have a long history of use as a defensive measure under state corporate law.  Proponents cite, among other things, that classified boards provide stability of board membership, promote a longer-term perspective for board members and enhance a company’s bargaining leverage with unsolicited bidders because of an inability to replace the entire board in a single election.

On the other hand, critics view classified boards as reducing board accountability to stockholders because they limit the ability of stockholders to change directors on an annual basis when they are dissatisfied with the performance of incumbent directors.  In addition, critics argue that classified boards have the potential effect of eroding stockholder value by deterring acquisition proposals and/or preventing stockholders who want to negotiate with a potential acquirer from having the opportunity to do so and generally permit the entrenchment of the board and management.  Similar arguments have been expressed in recent years in stockholder proposals asking publicly traded companies to eliminate classified board structures.

The Board believes to be in the best interests of stockholders and consistent with emerging best practices for corporate governance to eliminate the staggered board.  After weighing the various arguments for and against maintaining a classified board structure, our Board approved the proposed amendments to our certificate of incorporation.  Among other things, our Board considered a growing trend among larger companies to elect directors on an annual basis and thus to allow stockholders to review and express their opinions on the performance of all directors each year.  Because there is no limit to the number of terms an individual director may serve, we do not expect eliminating our classified board structure will negatively impact the continuity and stability of our Board’s membership and our policies and long-term strategic planning.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST 66.67% OF THE TOTAL VOTING POWER OF ALL SHARES OF OUR OUTSTANDING COMMON STOCK IS REQUIRED TO APPROVE THIS ITEM 1.

The Board of Directors unanimously recommends that you vote for the adoption of the change to the Certificate of Incorporation detailed above.

PROPOSAL TWO

ELECTION OF DIRECTORS

The following table sets forth the name and age of the current members of the Board of Directors, the principal occupation or employment of the director for the past five or more years, the principal business of the organization in which said occupation is or was carried on, the name or any other public corporation for which each director served as a Board member, and the period during which each director has served as a director of the Company.

Nominated for Election to Board of Directors:

		Term
Name and Age	Since	Ends	Positions; Business Experience

Thomas H. Lenagh, 83	1998	2008	Class I Director of the Company
			Chairman of the Board of Directors of the Company (May 2000-August 2004)
			Management Consultant (1990 - Present)
			Past Chairman and Chief Executive Officer, Systems Planning Corporation
			Treasurer and Chief Investment Officer, The Ford Foundation
			Captain, US Navy Reserve (Ret.)

Daniel Lehrfeld, 64	1999	2008	Class I Director of the Company (1999-present)
			President and Chief Executive Officer of the Company (2000-present),
			President and Chief Operating Officer of the Company (1999-2000),
			Vice President/General Manager, Raytheon/GM Hughes Electro-Optics Center (1995-1999)
			President, New England Research Center (1989-2000)
			Deputy General Manager, Magnavox Electronic Systems,
			Division of Philips Electronics, NV (1989-1995)

The Board of Directors unanimously recommends that you vote for the election of Thomas H. Lenagh and Daniel Lehrfeld for a one year term.

Other Continuing Elected Directors:

		Term
Name and Age	Since	Ends	Positions; Business Experience

John C. Rich, 70	2000	2009	Chairman of the Board of Directors (September 2004 to present)
			Class II Director of the Company (2000 to August, 2004)
			Vice President/General Manager, Power Electronics Division, C& D Technologies (1999-2002)
			President, Raytheon/GM Hughes Optical Systems (1990-1999)
			Vice President, Perkin Elmer Microlithography, Electro-Optics and Systems (1983-1989)
			Colonel, Commander, Air Force Avionics Laboratory and
			Air Force Weapons Laboratory (Ret.)

Luke P. LaValle, Jr., 66	2005	2009	Class II Director of the Company (2005-present)
			President and Chief Executive Officer, American Capital Management Inc. (1980-present)
			Senior Investment Officer, United States Trust Company of NY (1967-1980)
			Lt. Colonel, US Army Reserve (Ret.)

Jan M. Winston, 71	2000	2010	Class III Director of the Company
			Principal, Winston Consulting (1997-present)
			Division Director/General Manager IBM Corporation (1981-1997)
			Executive positions held in Development, Finance and Marketing

Compensation of Directors

Directors’ compensation consists of two components: cash (i.e. meeting attendance fees, retainer and cash bonuses) and stock option grants.  Cash bonus grants and stock option grants and restricted stock unit grants are made by the Compensation Committee.  Equity-based grants are intended to align the interests of the Company’s directors with that of other shareholders.  The Company does not require its directors to own stock.

Fees for non-employee directors were $500 during fiscal years 2006 and 2005 for each board meeting attended in person, and $250 for each meeting in which they participated via telephone.

At the January 19, 2007 meeting of the Compensation Committee the Committee approved, and at the meeting of the full Board on February 16, 2007 the Board ratified the addition of an annual retainer fee to all Directors, paid in quarterly installments, in addition to fees for each meeting, effective January 1, 2007.  The annual retainer is $15,000 for the Chairman and $10,000 for each of the other outside Directors.

The table that follows provides information on components of Director Compensation in 2007.

Director Compensation in Fiscal Year 2007

Name	Fees and bonuses paid in cash ($)	Restricted Stock Unit Grants ($) (1)	Total ($)
John C. Rich	27,250	10,000	37,250
Thomas H. Lenagh	22,250	10,000	32,250
Jan M. Winston	22,250	10,000	32,250
Luke P. LaValle, Jr.	22,250	10,000	32,250

(1)   The imputed value of restricted stock unit grants is the product of the number of units granted times the closing price of the Company’s common stock on the date of the grant.  Restricted stock unit grants vest over three years, one-third upon each anniversary of the grant.  Their imputed values accrue as expenses to the Company proportionally over the three year vesting period.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Composition of the Board of Directors

Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors.  Requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee.  The Board of Directors has determined that the members of the Audit Committee each satisfy such requirements as well as the independence standards of the Nasdaq National Market.  The Board met 21 times during fiscal year 2007 with all members in attendance.  Each outside director of the Company is also a member of each Committee of the Board of Directors.

Audit Committee

During 2007, the Audit Committee was comprised of four Directors: Thomas H. Lenagh (Chairman through November 2006), Jan M. Winston, John C. Rich, and Luke P. LaValle, Jr. (Chairman commencing December 2006).  The Audit Committee is empowered by the Board of Directors to, among other things, serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system, review and appraise the audit efforts of the Company’s independent accountants, assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues, and provide an open avenue of communication among the independent accountants, financial and senior management, and the Company’s Board of Directors.  The Audit Committee met 21 times during the 2006 with all four members in attendance at 18 of the meetings.  The Audit Committee charter was filed as Exhibit A to the Company’s 2006 proxy statement.

Audit Committee Financial Expert.

The Board of Directors of the Company has determined that Mr. John C Rich is an “audit committee financial expert”; as such term is defined by the SEC.

Compensation Committee.

The Compensation Committee is comprised of all of the independent, non-management directors, and is responsible for establishing appropriate salaries and bonuses for all executive officers and senior management of the Company.

The Compensation Committee has the responsibility of granting equity-based incentive compensation (i.e. stock options and grants of restricted stock units) to eligible employees including the executive officers, and to its directors.  The Compensation Committee duties also include administering and interpreting the Photonic Products Group, Inc.  2000 Equity Compensation Program (“the Stock-Option Plan”).  The duties relating to the Company’s Stock Option Plan include selecting from eligible employees those persons to whom awards will be granted and determining the type of award, the number of shares to be included in each award, any restrictions for some or all of the shares subject to the award and the award price.  The Compensation Committee reviews and approves all matters regarding the compensation of the executive officers and other executives of the Company.  The Compensation Committee has no charter.

The Compensation Committee has the authority to hire independent advisors to help fulfill its duties.

During 2007, the Compensation Committee was comprised of Mr. Jan M. Winston, Chairman, Mr. Thomas H. Lenagh, Mr. Luke P. LaValle, Jr., and Mr. John C. Rich.  The Compensation Committee reviews, approves all matters regarding the compensation of the executive officers and other executives of the Company.  The Compensation Committee met six (6) times during the year with all members in attendance.

Nominating Committee

During 2007, the Nominating Committee was comprised of the four outside directors: Mr. John C. Rich (Chairman through November 2006), Mr. Thomas H. Lenagh (Chairman commencing December 2006), Mr. Luke P. LaValle, Jr., and Mr. Jan M. Winston.  The Nominating Committee makes recommendations to the Board of Directors for the selection of individuals to be nominated to the Board of Directors.  The Nominating Committee met once (1) during the year with all members in attendance.  The Nominating Committee charter was filed as Appendix B to the Company’s 2006 proxy statement.

Procedures for Considering Nominations Made by Stockholders

The Nominating Committee’s charter describes procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board.  The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by the Company.  The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above.  The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the criteria established by the Nominating Committee, as described below.

Qualifications

The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess.  Each nominee:

•      must satisfy any legal requirements applicable to members of the Board;

•      must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•      must have a reputation in the Company’s industry, for honesty and ethical conduct;

•      must have a working knowledge of the types of responsibilities expected of members of a board of directors of a public corporation; and

•      must have experience, either as a member of the board of directors of another public or private company or in another capacity that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board

Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders.  The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board.  The evaluation process for individuals other than existing Board members will include:

•      a review of the information provided to the Nominating Committee by the proponent;

•      a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•      a personal interview of the candidate;

together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations -  In connection with the 2007 Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the Company’s Common Stock for at least one year.

Communication with the Board - The Board has established a procedure that enables stockholders to communicate in writing with members of the Board.  Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o the Company at its principal place of business at 181 Legrand Ave, Northvale, NJ 07647.  Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board.  Under the procedures established by the Board, upon the Secretary’s receipt of such communication, the Company’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder.  Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication

Board members are encouraged, but not required by any specific Board policy, to attend the Company’s Annual Meeting.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers of the Registrant

The following table sets forth the name and age of each executive officer of the Company, the period during which each such person has served as an executive officer and the positions with the Company held by each such person:

Name and Age	Since	Position With the Company

Daniel Lehrfeld, 64	1999	President and Chief Executive Officer

William J. Foote, 57	2006	Chief Financial Officer, Chief Accounting Officer and Corporate Secretary

William D. Brucker, 60	2007	Vice President Human Resources and Administration

John R. Ryan, 38	2007	Vice President of Sales and Marketing - PPGI

Daniel Lehrfeld has served as President and Chief Executive Officer since May 2000.  He joined the Company in 1999 as President and Chief Operating Officer.  Prior to joining the Company, Mr. Lehrfeld held the position of Vice President and General Manager of Electro-Optical Systems, a division, successively, of the Magnavox Electronic Systems, GM/Hughes Electronics and Raytheon Corporations.  He has also held executive and management positions within Philips Laboratories Briarcliff (the U.S. research laboratories of Philips Electronics, NV), and Grumman Aerospace Corporation.  Mr. Lehrfeld holds B.S. and M.S. degrees from Columbia University School of Engineering and Applied Science and an M.B.A. degree from the Columbia Graduate School of Business.

William J. Foote joined the Company in May 2006 and was appointed its Chief Financial Officer, Chief Accounting Officer, and Corporate Secretary on May 16, 2006.  Mr. Foote served as Chief Financial Officer of INSL-X Products Corporation, a private paint and coatings manufacturer, from 2002 through 2005.  From 2000 to 2002, he was CFO of ASD Group, Inc., a publicly held contract manufacturer serving the OEM marketplace in the high-tech sector.  Prior to that, from 1990 through 1999, Mr. Foote held several executive positions including Director and Vice-President of Finance positions, with Benjamin Moore & Co., a large public paint and coatings manufacturer.  Earlier in his career, Mr. Foote served in various senior financial roles with a number of manufacturing firms in Canada.  Mr. Foote is both a Certified Public Accountant and obtained a Chartered Accountant (Canada), while working in the audit field with the public accounting firm of KPMG (Canada).  Mr. Foote holds a B.A. from Carleton University in Ottawa and a Masters Degree in Accounting from the University of British Columbia.

William D. Brucker joined the Company in 2000 as Director of Human Resources. In 2006 he was appointed Vice President of Human Resources and Administration. Prior to joining the Company, Mr. Brucker held corporate divisional HR leadership responsibilities with Hughes Aircraft/Raytheon, RJR/Nabisco, Proctor & Gamble, and The Journal of Commerce. In addition to competency in all the classic HR disciplines including regulatory compliance, he has experience in multi-site organizations and facility/operational integration and transition. Mr. Brucker holds a BA degree from Salem College.  Mr. Brucker was appointed an officer of the Company on January 19, 2007

John R. Ryan joined the Company in 2007 as Corporate Vice President of Sales and Marketing.  Mr. Ryan served since 2005 as Director of Sales for Labsphere, Inc., a privately held manufacturer of electro-optical test and measurement products.  He was a key member of their executive team, responsible for all domestic and international sales channels.  From 2003 through 2005, Mr. Ryan was Director of North American Sales for Xtera Communications, Inc., a supplier of DWDM systems.  Earlier, from 1993 through 2003, he held positions as Regional Sales Manager for Photon Dynamics and Electro Scientific Industries, manufacturers of optical inspection equipment and laser-based process equipment respectively.  Mr. Ryan received his Bachelor of Science degree from Merrimack College in Business Administration and Marketing in 1992.

Each of the executive officers has been elected by the Board of Directors to serve as an officer of the Company until the next election of officers, as provided by the Company’s by-laws.

Summary of Cash and Certain Other Compensation

The following Summary Compensation Table sets forth, for the years ended December 31, 2007, 2006 and 2005, the compensation paid by the Company and its Subsidiaries, with respect to the Company’s Chief Executive Officer and other executives.

Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Stock Option and Restricted Stock Unit Awards ($ ) (1), (2)		Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Daniel Lehrfeld,	2007	$187,500	$0		$65,000	$15,074	(3),(8)	$267,574
President and CEO (7)	2006	$180,250	$13,600		$20,000	$13,100	(3)	$226,950

William J. Foote,	2007	$133,000	$7,160		$13,000	$0		$153,160
VP & CFO (4)	2006	$81,850	$3,267	(5)	$2,000	$0		$87,117

Devaunshi Sampat,	2007	$136,000	$0		$25,000	$20,400	(9)	$181,400
Former VP Northvale Sales and Marketing (6)	2006	$128,750	$13,898		$10,000	$0		$152,648

(1)	The total imputed value of stock option grants are determined in accordance with FASB 123R.

(2)

The imputed value of stock option awards and restricted stock unit awards shown in each year is the value accrued and imputed to Company expenses in that year and reflected in net income including the expense from grants made in prior years. Stock options vest over three years, one-third upon each anniversary of the grant, unless vesting is accelerated by resolution of the Compensation Committee.

(3)	Company-paid term life insurance premiums in excess of group term life insurance minimum coverage.

(4)	Mr. William J. Foote was appointed CFO and Secretary on May 16, 2006

(5)

Mr. Foote was granted 2,500 restricted stock units at a market price of $4.00 per share for achievements in 2007. Mr. Foote was granted a 10 year stock option grant of 3,378 shares at a strike price of $1.50 on January 19, 2007, for achievements in 2006.

(6)

Through 2005, Ms. Sampat’s compensation plan included a commission if bookings were achieved in excess of certain annual targets. In 2006, this incentive compensation methodology was changed to one focused on achievement of a mix of financial performance and bookings objectives. Ms. Sampat resigned effective December 31, 2007

(7)

Effective January 2008, the Board increased Mr. Lehrfeld’s base salary to $195,000. The Company is party to an employment agreement with Mr. Lehrfeld, President and CEO, that provides for a minimum annual salary during its term, and severance benefits under certain conditions that include termination without cause and a change of control of the Company. Should Mr. Lehrfeld’s employment be terminated for these reasons during the contract’s term, he would be entitled to one year’s salary payable in one lump sum within 30 days of termination, any pro-rata accrued bonuses if earned, and he would have three years in which to exercise his vested stock options. The aggregate minimum commitment under this agreement is as follows: $195,000 through December 16, 2008.

(8)	Includes payout of unused vacation hours for hours in excess of permitted annual carry-over allowance

Grants of Plan-Based Awards

Shown below is information on grants of stock options and restricted stock units pursuant to the 2000 Equity Compensation plan made during the fiscal year ended December 31, 2007 to the executive officers named in the Summary Compensation Table, and/or earned for performance during the fiscal year but awarded in the weeks following (under “All Other Option and Stock Awards”):

Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)	Estimated Future Payouts Under Equity Incentive Plan Awards (2), (3)	All Other Option and Stock Awards: Number of Securities Underlying Award (#)	Exercise or Base Price of Option and Stock Awards ($ /Sh)	Grant Date Fair Value of Stock Option and Stock Awards ($ ) (3)
		Target ($)	Target ($)
Daniel Lehrfeld,	N/A	N/A	N/A	0	N/A	N/A
President and CEO

William J. Foote,	January 29, 2008 (4)	N/A	N/A	2,500	$4.00	$10,000
VP, CFO & Secretary
	January 19, 2007 (5)	N/A	N/A	3,378	$1.50	$5,000

William D. Brucker,	January 29, 2008 (4)	N/A	N/A	1,000	$4.00	$4,000
VP Human Resources & Administration

Devaunshi Sampat,	N/A	N/A	N/A	0	N/A	N/A
former VP, Northvale Sales and Marketing

(1)	Values in this column represent the estimated target value of future cash incentive plan awards based on performance targets for fiscal year 2008. These have not yet been established.

(2)	Values in this column represent the estimated target value of future equity-based awards that would be reflected in 2008 net income. These have not yet been established.

(3)

The grant date fair value of stock option grants is the value computed in accordance with FASB 123R. The grant date fair value of restricted stock unit grants is the number of shares granted times the closing market price on the day of grant.

(4)	Represents Stock Unit grants made in January 2008 based on performance in 2007.

(5)	Represents Stock Option grant made in January 2007 based on performance in 2006.

Outstanding Equity-Based Awards at Fiscal Year-End

The following table provides information pertaining to vested and non-vested stock options held by each of the executive officers named in the Summary Compensation Table as of December 31, 2007.

Outstanding Stock Option Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)			Number of Securities Underlying Unexercised Options (#) Unexercisable			Equity Incentive Plan Awards: Number of Securities Underlying Earned but Unawarded Options (#)	Option Exercise or Grant Price Price ($ )	Option Expiration Date
Daniel Lehrfeld, President and CEO	Total:	100,000 100,000 310,000 35,500 545,500		Total:	0. 0. 0. 0. 0		N/A N/A N/A N/A	1.35 0.95 2.00 2.00	8/12/2009 8/12/2014 5/24/2010 5/24/2010

William J. Foote, VP and CFO	Total:	3,333 3,333		Total:	3,378 6,667 10,000		N/A N/A	1.50 1.75	1/19/2017 5/16/2016

William D. Brucker, VP Human Resources and Administration	Total:	1,315 8,000 3,600 7,000 2,100 4,500 26,515	(1)	Total:	2,635 0. 0. 0. 0. 0. 2,635		N/A N/A N/A N/A N/A N/A	1.50 1.03 0.50 1.00 5.00 3.25	2/13/2016 1/12/2015 1/2/2013 1/2/2012 1/2/2011 9/18/2010

Devaunshi Sampat, former VP Northvale Sales and Marketing	Total:	4,500 11,000 20,000 35,500		Total:	9,000 0. 0. 9,000	(2)	N/A N/A N/A	1.50 1.03 3.25	2/13/2016 1/12/2015 9/18/2010

(1)         All options exercisable as of December 31, 2007 were “in-the-money” options as of that date except for 2,100 options for Mr. Brucker for which the exercise price exceeded the closing market price as of that date.

(2)   Ms. Devaunshi’s unvested options at year-end were forfeited effective with her resignation date on December 31, 2007.

Outstanding Stock or Stock Unit Awards at Fiscal Year-End

Name	Number of Shares or Units of Stock that have not yet Vested (1)		Market Value of Shares or Units of Stock that have not yet Vested		Equity Incentive Plan Awards: Number of Unearned Shares, Units of Stock or Other Rights that have not yet Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Stock or Other Rights that have not yet Vested
Daniel Lehrfeld, President and CEO	N/A		N/A		N/A	N/A

William J. Foote,VP and CFO	Total:	2,500 2,500	Total:	10,000 $10,000	N/A	N/A

William D. Brucker, VP Human Resources and Administration	Total:	1,000 1,000	Total:	4,000 $4,000	N/A	N/A

Devaunshi Sampat, former VP Northvale Sales and Marketing	N/A		N/A		N/A	N/A

(1)          Mr. Foote earned a grant of 2,500 restricted stock units for performance in 2007.  This grant was awarded after the end of the fiscal year on January 29, 2008.

(2)          Mr. Brucker earned a grant of 1,000 restricted stock units for performance in 2007.  This grant was awarded after the end of the fiscal year on January 29, 2008.

Option Exercises

The following table provides information concerning options exercised during 2007 by each of the executive officers named in the Summary Compensation Table.

Option Exercises and Stock Vested

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($) (1)
Daniel Lehrfeld, President and CEO (2)	229,500	$333,297
William J. Foote, VP and CFO	N/A	N/A
William D. Brucker, VP Human Resources and Administration	20,000	$41,000
Devaunshi Sampat, former VP Northvale Sales and Marketing	170,000	$192,455

(1)          The value realized on exercise is the number of shares exercised times the difference between the market price when exercised and the exercise price.

Equity Compensation Plan Information

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under the Company’s Key Employee Compensation Plan and the Company’s 2000 Equity Compensation Program, as of December 31, 2007.  These plans were the Company’s only equity compensation plans in existence as of December 31, 2007.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Equity Compensation Plans Approved by Shareholders	1,240,639	$1.54	3,303,901
Equity Compensation Plans Not Approved by Shareholders	—	—	—

Total	1,240,639	$1.54	3,303,901

Compliance with Section 16(a) Beneficial Ownership

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.  These persons are required by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports that they file.  Based on our review of copies of all disclosure reports filed by our directors and executive officers pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the following Forms 3 and 4 were not timely filed.  These include Forms 4 reporting each of William J. Foote’s receipt of a grant of stock options, Jan M. Winston’s receipt of a grant of stock options, John C. Rich’s receipt of a grant of stock options and Thomas H. Lenagh’s receipt of a grant of stock options, and a Form 3 reporting John R. Ryan’s initial statement of beneficial ownership on his appointment as Corporate VP, Sales and Marketing.  The Company believes that all required Forms 3 and 4 have been filed for 2007.

Certain Relationships and Related Transactions

The documented ethics policies of the Company restrict certain types of related-party transactions between the Company and its directors, officers, and employees of the Company.  Specifically, compensation for services provided by directors, officers, and employees to the Company may not be through any source but the Company.  The Company’s policies do permit related-parties to participate in financial transactions, limited to financing via debt or equity.  In such instances, the Board of Directors has an informal policy of requiring that when financing through a related party, that the terms of such financing, including but not limited to interest rates and fees, are at least equal to or better than the terms obtainable via financing from other sources.

In February 2006, a major shareholder and debt holder, Clarex Limited (“Clarex”) had provided the Company with $700,000 in financing to fund the acquisition of certain capital assets required for expanded capabilities to meet customer demand.  The terms called for repayment of the Company’s Promissory note in equal monthly installments, including interest & principal, commencing March 2006, until maturity in March 2013.  The Note had an annual interest rate of 6.75%.  In December 2007, the Company repaid the outstanding balance of $554,600 principal and $1,740 interest, retiring this note.

In 2002, the Company received $1,000,000 in proceeds from the issuance of a Subordinated Convertible Promissory Note to Clarex.  The note, originally due in January 2006, was in 2007 extended to December 31, 2008 and bears an interest rate of 6%.  Interest accrues yearly and along with principal may be converted into Common Stock, (and/or securities convertible into common shares).  The note is convertible into 1,000,000 Units consisting of 1,000,000 shares of Common Stock and Warrants.  The warrants have an expiration date of August 2009 and allow the holder to acquire 750,000 shares of Common Stock at a price of $1.35 per share.  In January 2008, the maturity date of the note was extended to April 1, 2009.

In June of 2003, the Company paid off existing debt with the proceeds of a $1,700,000 Secured Promissory Note held by Clarex.  The note was secured by all assets of the Company.  The note was for a period of 18 months at an interest rate of 6% per annum.  The Company’s Board of Directors approved the issuance of 200,000 warrants to the holder, as a fee for the issuance of the Note.  In 2004, the Company approved the issuance of 200,000 additional warrants to Clarex for extending the maturity of the note an additional 36 months.  The warrants are exercisable at $0.425 per share and $1.08 per share, respectively, and expire in March 2008 and May 2008.  The note was extended again, to December 31, 2008, without issuance of warrants or any other further consideration.  On January 29, 2008, the Board of Directors authorized the repayment in full of this outstanding note including principal and all accrued interest.  Repayment was made in February 2008.  With the retirement of this Senior Secured note, the Company has no general liens against its assets, except for specific liens related to outstanding capital leases.

A Subordinated Convertible Promissory Note for $1,500,000 originally due in January 2006, was in 2007 extended to December 31, 2008 and bears an interest rate of 6%.  Interest accrues yearly and along with principal may be converted into Common Stock, and/or securities convertible into Common Stock.  The note is convertible into 1,500,000 Units consisting of 1,500,000 shares of Common Stock and Warrants to acquire 1,125,000 shares of Common stock at a price of $1.35 per share up to August 2009.  The Holder of the Note is a major shareholder of the Company.  The proceeds from the Note were used in the Company’s acquisition program.  The maturity date of the note was extended in January 2008 to a maturity date of April 1, 2009.

In 2004, the Company received $1,000,000 in proceeds from the issuance of a Subordinated Convertible Promissory Note.  The note had an interest rate of 6% and was initially due on March 31, 2007, but its term was extended in early 2007 to March 31, 2008.  Interest accrued yearly and along with principal was convertible into Common Stock, (and/or securities convertible into common shares).  The note was convertible into 1,000,000 Units consisting of 1,000,000 shares of Common Stock and Warrants, good through August 2009, to acquire 750,000 shares of Common Stock at a price of $1.35 per share.  The note holder was a major shareholder of the Company.  On June 28, 2007, the Company accelerated payment of $500,000 on the outstanding balance of this note, and subsequently, on September 17, 2007, the Company paid the remaining outstanding balance of principal and interest on this note, in full, in the amount of $697,000, consisting of $500,000 in remaining principal and $197,000 in accrued interest.

During 2004, the Company entered into an agreement with an investment banking firm to raise equity via a private placement of the Company’s common stock.  In July 2004 the Company issued 1,581,000 Units consisting of 1,581,000 shares and warrants, good through August 2009, to acquire an additional 1,185,750 shares at $1.35 per share.  In addition, 262,276 Warrants were issued to Casimir Capital, LP, the placement agent for the private placement.  Casimir Capital earned commissions of $142,391 as the underwriter of this private placement.  This private placement resulted in net proceeds to the Company of approximately $1,173,000.  The funds were utilized in the furtherance to the company’s M&A program, capital equipment purchases and to meet general working capital requirements.  The issued shares and shares underlying warrants were subsequently registered under an S-1 Registration filing.

On April 16, 2007, the Company called for the full redemption of its $500,000 Series A 10% Convertible Preferred Stock (the “Series A”).  On April 30, 2007, Clarex Limited, the holder of all the shares of the Series A, notified the Company that it had decided to convert all 500 preferred shares into 500,000 shares of the Company’s common stock, in accordance with the Series A agreement.

On October 25, 2007, Clarex Limited, another principal holder, two outside Directors, and the Company’s CEO, notified the Company they were exercising their right to convert their shares of the Company’s $2,082,000 Series B 10% Convertible Preferred Stock (the “Series B”) into common stock at the specified conversion price of $2.50 per share.  In the aggregate, these holder’s shares of the Series B represented 1,560 shares or 75% of the total of 2,082 issued and outstanding Series B shares.  Subsequently, on October 29, the Company issued a call for the redemption of the remaining balance of 522 issued and outstanding Series B shares on November 29, 2007.  The 10 holders of these shares had the option of converting their shares into common stock prior to the redemption date.  Nine holders elected to convert, and the remaining holder elected to the preferred shares for cash and a final stock dividend accrued to the redemption date.  In all, the Series B was converted into 812,800 shares of common stock through conversion, and through redemption into a cash payment of $50,000 and an accrued final stock dividend of 1,332 shares of common stock.

The Company’s Board of Directors has determined that each of its four outside directors, Mr. John C. Rich, Mr. Thomas H. Lenagh, Mr. Jan M. Winston, and Mr. Luke P. LaValle, Jr., has no material relationship with the Company (other than as director) and is therefore “independent” within the meaning of the current listing standards of the Nasdaq National Market and the requirements of the Sarbanes Oxley Act.  In its annual review of director independence, the Board of Directors considers all commercial, banking, consulting, legal, accounting or other business relationships any director may have with the Company.  The Board of Directors considers a “material relationship” to be one that impairs or inhibits, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on behalf of the Company and its shareholders.  When assessing the “materiality” of a director’s relationship with the Company, the Board of Directors considers all relevant facts and circumstances not only from the standpoint of the director in his or her individual capacity, but also from the standpoint of the persons to whom the director is related and organizations with which the director is affiliated.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions).  A copy of such Code of Ethics will be made available without charge and upon written request addressed to the attention of the Secretary of the Company and mailed to the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 0764.

Relationship with Independent Public Accountants

Holtz Rubenstein Reminick, LLP, (the “Auditors”) independent accountants, has been selected by the Board of Directors to examine and report on the financial statements of the Company for the fiscal year ending December 31, 2007.

Principal Accounting Fees and Services

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants is approved in advance by the Audit Committee, including the proposed fees for such work.  The Audit Committee is informed of each service actually rendered.

Audit Fees.  Audit fees billed or expected to be billed to the Company by the Company’s principal accountant for the audit of the financial statements included in the Company’s Annual Reports on Form 10-K, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the years ended December 31, 2007 and 2006 were $83,000 and $105,850, respectively.

Audit-Related Fees.  The Company was billed $9,715 and $0 by the Company’s principal accountant for the fiscal years ended December 31, 2007 and 2006, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees” above.

Tax Fees.  The Company was billed an aggregate of $12,000 and $14,700 by the Company’s principal accountant for the fiscal years ended December 31, 2007 and 2006, respectively, for tax services, principally the preparation of income tax returns.

All Other Fees.  Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved.  The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.  There have been no other fees that have been pre-approved by the Audit Committee of the Board of Directors.

Audit Committee Report

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007:

(1)          the Audit Committee reviewed and discussed the audited financial statements with the Company’s management;

(2)          the Audit Committee discussed with the Company’s independent auditors the matters required to be discussed by SAS 61;

(3)          the Audit Committee received and reviewed the written disclosures and the letter from the Company’s independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company’s independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence; and

(4)          based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2007 Annual Report on Form 10-K.

This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

This report is furnished by the Audit Committee of the Board of Directors.

/s/ John C. Rich	/s/ Luke P. LaValle, Jr., Audit Committee Chairman
John C. Rich	Luke P. LaValle, Jr.

/s/ Thomas H. Lenagh	/s/ Jan M. Winston
Thomas H. Lenagh	Jan M. Winston

PRINCIPAL SHAREHOLDERS

The following table presents certain information available to the Company at the date hereof with respect to the security ownership of the Company’s Common Stock by  (i) each of the Company’s directors and their nominees, (ii) named executive officers of the Company, (iii) all executive officers and directors as group, and (iv) the security ownership of each person known by the Company to beneficially own more than five percent (5%) of the Company’s common stock outstanding as of April 4, 2008.  Percentages that include ownership of options or convertible securities are calculated assuming exercise or conversion by each individual or entity of the options (including “out-of-the-money options”), or convertible securities owned by each individual or entity separately without considering the dilutive effect of option exercises and security conversions by any other individual or entity.  The address of each principal shareholder, unless otherwise indicated, is C/O Photonic Products Group, Inc., 181 Legrand Avenue, Northvale, NJ 07647.

Beneficial Ownership of Common Stock (1)

	Amount and Nature of		Percent of
Name and Address of Beneficial Owner	Beneficial Ownership		Common Stock
Luke P. LaValle, Jr.	4,321	(2)	*

Thomas H. Lenagh	216,021	(3)	1.9%

John C. Rich	69,121	(4)	*

Jan M. Winston	43,921	(5)	*

William D. Brucker	27,835	(6)	*

William J. Foote	7,793	(7)	*

Daniel Lehrfeld	561,300	(8)	4.9%

All Directors and Executive Officers as a group (7 persons)	930,312	(9)	7.9%

Clarex, Ltd. & Welland Ltd.	9,204,214	(10)	56.8%
Bay Street and Rawson Square
P.O. Box N 3016
Nassau, Bahamas

William Nicklin	1,107,974	(11)	9.7%
3 Rivers Edge
Newburgh, NY 12550-1457

Brown Advisory Holdings, Inc.	2,954,939	(12)	27.1%
901 South Bond Street, Suite 400
Baltimore, MD 21231

* Less than 1%

(1)

Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the shares beneficially owned, subject to the information contained in the footnotes to the table.

(2)	Including 4,321 shares issuable upon conversion of options exercisable within 60 days.

(3)	Including 144,321 shares issuable upon conversion of options exercisable within 60 days.

(4)	Including 49,321 shares issuable upon conversion of options exercisable within 60 days.

(5)	Including 37,321 shares issuable upon conversion of options exercisable within 60 days.

(6)	Including 27,835 shares issuable upon conversion of options exercisable within 60 days.

(7)	Including 7,793 shares issuable upon conversion of options exercisable within 60 days.

(8)

Including 545,500 shares issuable upon conversion of options exercisable within 60 days. Also includes 5,000 shares held in a trust over which Mr. Lehrfeld has shared voting and investment power, and 6,000 shares held by Mr. Lehrfeld’s daughter, as to which shares he disclaims beneficial ownership.

(9)	Including 816,412 shares issuable upon conversion of options exercisable within 60 days.

(10)

Including 2,500,000 shares issuable upon conversion of convertible promissory notes at a per share conversion price of $1.00, and warrants to purchase 2,075,000 shares exercisable as follows: 1,875,000 at $1.35 per share, and 200,000 at $1.08 per share.

(11)

Including 15,000 shares over which Mr. Nicklin has shared investment power but no voting power, 34,600 with sole investment power but no voting power and 504,624 shares issuable upon exercise of warrants at $1.35 per share.

(12)	Including 2,949,939 shares over which Brown Advisory Holdings, Inc. has shared investment power but no voting power and 5,000 shares with sole investment power but no voting power.

OTHER MATTERS

At the time this Proxy Statement was mailed to shareholders, management was not aware that any other matter will be presented for action at the Annual Meeting.  If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

NOTICE REGARDING FILING OF SHAREHOLDERS PROPOSALS

AT 2009 ANNUAL MEETING

Any proposal intended to be presented by a shareholder at the 2009 Annual Meeting of Shareholders must be received by the Company at the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 07647 no later than the close of business on December 30, 2008 to be considered for inclusion in the Proxy Statement for the 2008 Annual Meeting and by March 15, 2009 in order for the proposal to be considered timely for consideration at next years Annual Meeting (but not included in the Proxy Statement for such meeting).

The following procedures (the “Minimum Procedures”) shall be utilized in considering any candidate for election to the Board, at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board.  A nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company, not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date on the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the close of business on the tenth (10th) day following the day on which the public announcement of the date of such meeting is first made by the Company.  In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a notice as described above.  Such notice shall set forth as to each person whom the proponent proposes to nominate for election as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria (as defined in the Nominating Committee Charter) established by the Nominating Committee.

The Annual Meeting of Stockholders is called for the purposes set forth in the Notice.  The Board does not know of any matter for action by stockholders at such meeting other than the matters described in the Notice.  However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting.  It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

You are cordially invited to attend the Annual Meeting in person.  Your participation in discussion of the Company’s affairs will be welcome.

By Order of the Board of Directors

William J. Foote, Secretary

Dated:	April 29, 2008

A copy of the Company’s annual report for the fiscal year ended December 31, 2007, including consolidated financial statements, accompanies this Proxy Statement.  The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

VOTE BY INTERNET - www.proxyvote.com
PHOTONICS PRODUCTS GROUP, INC. 181 LEGRAND AVENUE NORTHVALE, NJ 07647

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand  when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Photonics Products Group, Inc. in mailing proxy materials, you can consentto receiving all future  proxy statements,  proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when  prompted, indicate that you agree to receive or access shareholder communications electronically  in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Photonics Products Group, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PHOPR1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURNTHIS PORTION ONLY
THIS PROXYCARD IS VALIDONLY WHENSIGNED AND DATED.

PHOTONICS PRODUCTS GROUP, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.	For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	All	All	Except

A. Election of the Board’s nominees for Class I Director	0	0	0
to serve for one year.
NOMINEE
01) Thomas H. Lenagh
02) Daniel Lehrfeld

	For	Against	Abstain
B. Approval of amendment to the Company’s Certificate of Incorporation changing the term of directors from 3 years to 1 year.	0	0	0

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION AND FOR THE BOARD NOMINEES.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND.

Note:                  Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

For address changes and/or comments, please check	0
this box and write changes on the back where indicated.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF SHAREHOLDERS OF

PHOTONIC PRODUCTS GROUP, INC.

June 3, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PHOTONIC PRODUCTS GROUP, INC.

181 Legrand Avenue

Northvale, NJ 07647

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints John Rich and Daniel Lehrfeld, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, for and on behalf of the undersigned, all the shares of common stock of PHOTONIC PRODUCTS GROUP, Inc. held of record by the undersigned on April 4, 2008 at the Annual Meeting of Shareholders of the Company to be held at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, NY 10020 on June 3, 2008 at 10:00 a.m. Eastern Daylight Time or any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned and upon all such other matters that may properly be brought before the meeting, as to which the undersigned confers discretionary authority upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as directed on the reverse side.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)